UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2004

COMMISSION FILE NUMBER                     1-9838

NS GROUP, INC.

(Exact name of registrant as specified in its charter)

Kentucky	61-0985936
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

530 West Ninth Street, Newport, Kentucky 41071
(Address of principal executive offices)

Registrant’s telephone number, including area code: (859) 292-6809

Item 7.	FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

99.1 August 13, 2004 NS Group, Inc. Press Release

Item 9.	REGULATION FD DISCLOSURES

     On August 13, 2004, NS Group, Inc. (“NS Group”) issued a press release announcing the adoption by René J. Robichaud, its President and Chief Executive Officer, of a plan to sell common stock of NS Group to be acquired through the exercise of a portion of stock options beneficially owned by him pursuant Rule 10b5-1 of the Securities Exchange Act of 1934 (the “Exchange Act”). A copy of the press release is furnished with this report as Exhibit 99.1 and incorporated by reference herein.

     The information in Item 9 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto shall not be deemed to be “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of such section, nor shall such information or exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NS GROUP, INC.

Date: August 13, 2004	By: /s/ Thomas J. Depenbrock

Thomas J. Depenbrock
Vice President, Treasurer and
Chief Financial Officer

EXHIBIT INDEX

No.	Exhibit
99.1	August 13, 2004 NS Group, Inc. Press Release